APi GROUP CORPORATION 2019 EQUITY INCENTIVE PLAN [YEAR] GLOBAL RESTRICTED STOCK UNIT AGREEMENT RECIPIENT NAME: [Name] (the “Recipient”) DATE: [date] (the “Grant Date”) RSU TYPE: [Annual Cycle RSU or Off-Cycle RSU] 1. Award of Restricted Stock Units. APi GROUP CORPORATION (the “Company”) hereby grants to Recipient, as of the Grant Date, /$AwardsGranted$/ Restricted Stock Units (“RSUs”), subject to the vesting schedule set forth in Section 2. The RSUs will be subject to the terms, provisions and restrictions set forth in this Global Restricted Stock Unit Agreement (the “Agreement”) and the APi Group Corporation 2019 Equity Incentive Plan, as may be amended from time to time (the “Plan”), which is incorporated herein for all purposes. As a condition to entering into this Agreement, and to the issuance of any Shares, the Recipient agrees to be bound by all of the terms and conditions herein and in the Plan. Capitalized terms that are undefined in this Agreement are defined in the Plan. 2. Vesting of RSUs. (a) General Vesting. Except as provided in Sections 2(b) or (c) of this Agreement, the RSUs will vest in the following amounts and the following times (the “Vesting Dates”), provided that the Continuous Service of the Recipient continues through each such Vesting Date, respectively: (i) Annual Cycle RSU Vesting: Percentage of RSUs Vesting Date 33 1/3% March 1 of the first calendar year following the Grant Date year 33 1/3% March 1 of the second calendar year following the Grant Date year 33 1/3% March 1 of the third calendar year following the Grant Date Year (ii) Off-Cycle RSU Vesting: Percentage of RSUs Vesting Date 33 1/3% First anniversary of the Grant Date 33 1/3% Second anniversary of the Grant Date 33 1/3% Third anniversary of the Grant Date Except as otherwise provided in this Section 2, there will be no proportionate or partial vesting of the RSUs in or during the months, days or periods prior to each Vesting Date, and all vesting will occur only on the applicable Vesting Date(s), provided the conditions set forth in this Section 2 are satisfied. Any portion of the RSUs subject to this Agreement that have become vested pursuant to this Section 2 will be Exhibit 10.1(b)

2 referred to hereinafter as the “Vested RSUs,” and any portion that have not vested hereunder will be referred to as the “Non-Vested RSUs.” (b) Acceleration of Vesting Upon Death or Disability. If the Recipient’s Continuous Service is terminated by reason of the Recipient’s death or Disability, the Non-Vested RSUs subject to this Agreement as of the date of such termination will become immediately and fully vested; provided, that this provision will not apply where there is: (i) a termination by the Company (or a Related Entity) for Cause, (ii) a resignation by the Recipient after being notified that the Company (or a Related Entity) has elected to terminate the Recipient’s Continuous Service for Cause, or (iii) any other circumstance upon which the Committee determines in its good faith that the Recipient is not in good standing at the time of such termination at the sole discretion of the Committee. (c) Acceleration of Vesting Upon Termination Following a Change in Control. If the Recipient experiences a Qualifying Termination (that is not otherwise due to death or Disability) occurring upon or within twelve (12) months after a Change in Control, all Non-Vested RSUs subject to this Agreement will become immediately and fully vested as of the date of such termination, subject to the Recipient executing and being subject to an irrevocable release agreement (the “Release Agreement”) upon reasonable terms in a form provided at the discretion of the Company. (i) In the case of a Recipient who is, at the time of a Change in Control, an Eligible Executive as defined in the APi Group Corporation Executive Severance Policy (the “Policy”), the definition of “Qualifying Termination” set forth in the Policy will be used for purposes of this Agreement. (ii) In the case of a Recipient who is not, at the time of a Change in Control, an Eligible Executive as defined in the Policy, “Qualifying Termination” means (i) in the case of a Recipient who is an employee, a termination by the Company (or a Related Entity) without Cause, and (ii) in the case of a non-employee Director, termination of service to the Company at such time and in such circumstances as is determined by the Compensation Committee of the Board to constitute a Qualifying Termination. (d) Accelerated Vesting Date. The date on which Non-Vested RSUs vest under Section 2(b) or (c) of this Agreement, as applicable, is the “Accelerated Vesting Date.” (e) Forfeiture of Unvested RSUs. If Recipient’s Continuous Service terminates prior to the final scheduled Vesting Date under circumstances other than as set forth in Section 2(b) or 2(c), all Non-Vested RSUs will immediately be forfeited. 3. Settlement of the RSUs. The Company will deliver to the Recipient the number of Shares corresponding to the Vested RSUs as soon as practicable on or after the Vesting Date or Accelerated Vesting Date, whichever is applicable, but in no event later than: (a) 30 days after such Vesting Date or

3 Accelerated Vesting Date due to death or Disability or (b) 65 days following an Accelerated Vesting Date upon a Change in Control. 4. Rights with Respect to RSUs. Except as otherwise provided in the Plan, the Recipient will not have any rights, benefits or entitlements with respect to the Shares corresponding to the RSUs unless and until those Shares are delivered to the Recipient. 5. Transferability. The RSUs are not transferable unless and until the Shares have been delivered to the Recipient in settlement of the RSUs in accordance with this Agreement, otherwise than by will or under the applicable laws of descent and distribution. Except as otherwise permitted under this Agreement or the Plan, any attempt to effect a Transfer of any RSUs prior to the date on which the Shares have been delivered to the Recipient in settlement of the RSUs will be void. For purposes of this Agreement, “Transfer” means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment. 6. Tax Matters. (a) Satisfaction of Withholding Requirements. As a condition to the Company’s obligations with respect to the RSUs (including, without limitation, any obligation to deliver any Shares), the Recipient will pay the Company any federal, state or local taxes of any kind required to be withheld with respect to the delivery of Shares corresponding to such RSUs, if applicable. The Company will make such provisions for the withholding or payment of taxes as it deems necessary under applicable law, including withholding any Shares that would otherwise be delivered to Recipient under this Agreement (or otherwise deduct from any payment of any kind otherwise due to the Recipient) to pay any federal, state or local taxes of any kind required by law to be withheld with respect to such Shares. (b) Recipient’s Responsibilities for Tax Consequences. The tax consequences to the Recipient (including federal, state, local and foreign income tax consequences) with respect to the RSUs (including the grant, vesting and/or delivery thereof) are the sole responsibility of the Recipient. The Recipient should consult with the Recipient's own personal accountant(s) and/or tax advisor(s) regarding these matters and the Recipient’s filing, withholding and payment (or tax liability) obligations. 7. Amendment, Modification, and Assignment. This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Recipient's rights hereunder) may not be assigned, and the obligations of Recipient hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder will be binding on the executors, administrators, heirs, successors and assigns of the Recipient and on the successors and assigns of the Company. 8. Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or

4 representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way. 9. Miscellaneous. (a) No Right to (Continued) Employment or Service. This Agreement and the grant of RSUs hereunder will not confer, or be construed to confer, upon the Recipient any right to employment or service, or continued employment or service, with the Company or any Related Entity. (b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement will preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons. (c) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision will be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of RSUs hereunder, such provision will be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder will remain in full force and effect). (d) No Trust or Fund Created. Neither this Agreement nor the grant of RSUs hereunder will create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right will be no greater than the right of any unsecured general creditor of the Company. (e) Law Governing. The validity, construction and effect of this Agreement will be determined in accordance with the laws of the State of Delaware and applicable federal law, without giving effect to such state's principles of conflict of laws, as provided in the Plan. (f) Interpretation. (i) The Recipient accepts this award of RSUs subject to all of the terms, provisions and restrictions of this Agreement and the Plan. The Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement or the Plan. (ii) In the case of a Recipient who is, at the time of a Change in Control, an Eligible Executive as defined in the Policy, if there is a conflict between the Policy and this Agreement concerning acceleration of vesting upon a Change in Control, the terms of the Policy will control as to the subject of the conflict. (g) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions will not be deemed in any way

5 material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof. (h) Notices. Any notice under this Agreement must be in writing and will be deemed to have been duly given when delivered personally, by overnight courier, or by United States mail (or by an internationally-recognized mailing service), registered, postage prepaid, and addressed, in the case of the Company, to the Company’s General Counsel at APi Group Corporation, 1100 Old Highway 8 NW, New Brighton, MN 55112, USA or, if the Company should move its principal office, to such principal office, and, in the case of the Recipient, to the Recipient's last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section 9(h). (i) Compliance with Section 409A. (i) General. It is the intention of both the Company and the Recipient that the benefits and rights to which the Recipient could be entitled pursuant to this Agreement either comply with or fall within an exception to Section 409A of the Code and the Treasury Regulations and other guidance promulgated or issued thereunder (“Section 409A”), to the extent that the requirements of Section 409A are applicable thereto, and the provisions of this Agreement will be construed in a manner consistent with that intention. (ii) No Representations as to Section 409A Compliance. Notwithstanding the foregoing, the Company does not make any representation to the Recipient that the RSUs awarded pursuant to this Agreement are exempt from, or satisfy, the requirements of Section 409A, and the Company will have no liability or other obligation to indemnify or hold harmless the Recipient or any Beneficiary for any tax, additional tax, interest or penalties that the Recipient or any Beneficiary may incur if any provision of this Agreement, or any amendment or modification thereof or any other action taken with respect thereto is deemed to violate any of the requirements of Section 409A. (iii) No Acceleration of Payments. Neither the Company nor the Recipient, individually or in combination, may accelerate any payment or benefit that is subject to Section 409A, except in compliance with Section 409A and the provisions of this Agreement, and no amount that is subject to Section 409A will be paid prior to the earliest date on which it may be paid without violating Section 409A. (j) Non-Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Agreement will be effected solely in a writing signed by such party, and will not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which the party may possess will not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation. (k) Clawback. The Company may (i) cause the cancellation of the RSUs, (ii) require reimbursement of any benefit conferred under the RSUs to the Recipient or Beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with applicable law, the Company’s Executive Compensation Clawback Policy, or any other

6 Company applicable policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, the Recipient may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting this Award, the Recipient agrees to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and further agrees that all of the Recipient’s Award Agreements may be unilaterally amended by the Company, without the Recipient’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy. (l) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which will be an original, and all of which together will constitute one and the same agreement. (m) Acknowledgement and Acceptance. The Recipient acknowledges receipt of a copy of the Plan and 10(a) Prospectus and represents that the Recipient has reviewed the provisions of the Plan and this Agreement in their entirety, is familiar with and understands their terms and provisions, and by indicating acceptance of the award on the electronic system of the Company's third-party administrator, the Recipient accepts this RSU award subject to all of the terms and provisions of the Plan and this Agreement. The Recipient further represents that the Recipient has had an opportunity to obtain the advice of counsel prior to accepting this Agreement. (n) Provisions for Non-U.S. Jurisdictions. If the Recipient is based outside the United States, this RSU award attaches and will be subject to the terms and conditions set forth in Appendix A to this Agreement and to any terms and conditions set forth in Appendix B to this Agreement for the Recipient’s jurisdiction. Appendices A and B constitute part of this Agreement, as applicable. If on the Grant Date, the Recipient is subject to the laws of the United States, but relocates to a jurisdiction outside the United States or otherwise becomes subject to the laws of a jurisdiction other than the United States while the RSU award is outstanding or while holding any Shares acquired upon vesting and settlement of the RSU award, this Agreement will be subject to laws of such non-United States jurisdiction(s) as applicable, and the Company will take all actions it determines necessary or advisable to facilitate compliance with the laws of each applicable jurisdiction. * * * * *